UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32508 (Commission File Number)	29-2660243 (I.R.S. Employer Identification No.)

450 Gears Road, Suite 860 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

(713) 528-1881
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01

Regulation FD Disclosure

Camber Energy, Inc. (the “Company”) has updated its investor presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the investor presentation is also available on the Company’s website as www.camber.energy.

Item 8.01

Other Events

On February 7, 2017, the Company issued a press release announcing the completion of its previously announced transaction to acquire a leasehold position in the Permian Basin in Texas. A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01

Financial Statements and Exhibits.

Exhibits

*99.1	Corporate presentation – February 2017.

**99.2	Press release dated February 7, 2017 re completion of Permian Basin acquisition.

* = Furnished herewith

**= Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Camber Energy, Inc.

Dated: February 13, 2017	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Accounting Officer